                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. _____)

Filed by the Registrant   /X/
Filed by a Party other than the Registrant  /_/

Check the appropriate box:

/X/   Preliminary Proxy Statement          / /   Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
/_/   Definitive Proxy Statement
/_/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          PAX WORLD FUND, INCORPORATED
                (Name of Registrant as Specified In Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  /X/   No fee required

  /_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


        (1)   Title of each class of securities to which transaction applies:


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        (2)   Aggregate number of securities to which transaction applies:


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



        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):*


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        (4)   Proposed maximum aggregate value of transaction:


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        (5)   Total fee paid:


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  /_/   Fee paid previously with preliminary materials:

  /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)   Amount previously paid:


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        (2)   Form, Schedule or Registration no.:


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        (3)   Filing party:


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        (4)   Date filed:


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                                      -2-

                          PAX WORLD FUND, INCORPORATED

                                 --------------

                              PROXY STATEMENT AND
                          NOTICE OF SPECIAL MEETING OF
                                  SHAREHOLDERS

                                 --------------

                            THURSDAY, MARCH 12, 1998

                               TABLE OF CONTENTS

                                                                              Page
                                                                            -------
President's Letter..........................................................   1
Notice of Special Meeting...................................................   2
Proxy Statement.............................................................   3
Proposal A - ...............................................................   4
       To Amend the By-Laws of the Fund and to Approve Certain
          Changes to the Fund's Fundamental Investment
          Policies to Permit the Fund to Invest in the Proposed
          Pax World Money Market Fund.......................................   4
       Required Vote; Reasons for the Directors' Approval...................   6
       Recommendation.......................................................   6
Other Business..............................................................   7
Expenses of Proxy Solicitation..............................................   7
Additional Information......................................................   7

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                              PORTSMOUTH, NH 03801

To Pax World Fund Shareholders:

           As an investor in the Pax World Fund, Incorporated (the "Fund"), you are cordially invited to attend a special meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 10:00 AM on Thursday, March 12, 1998 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02210. The purpose of the Meeting is for the Shareholders to vote on certain proposed changes to the Fund's By-laws and fundamental investment policies, so as to permit the Fund to invest in the Pax World Money Market Fund, a socially responsible money market fund which is currently under development by the Fund's investment adviser, Pax World Management Corp.

           It is important to stress that, as a result of these proposals, nothing will be changed in the social and economic criteria of the Fund. The Pax World Fund Family will continue to be a leader in socially responsible investing. In fact, the Board of Directors of the Fund believes that the proposed changes to the Fund's By-laws and fundamental investment policies will enhance the financial services provided by the Pax World Fund Family and provide to the Fund an alternative investment which adheres to the socially responsible philosophy of the Pax World Fund Family. Accordingly, the Board of Directors of the Fund has approved these changes to the Fund's By-laws and fundamental investment policies so as to permit the Fund to invest in the Pax World Money Market Fund and recommends that the Shareholders similarly vote in favor.

           In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the meeting, and (3) a Proxy Card.

           Although we look forward to seeing you at the Meeting, we ask that you complete, sign, date and return the enclosed Proxy Statement as soon as possible in the enclosed postage-paid envelope, whether or not you plan to attend the Meeting. These proposals are important and your vote is greatly appreciated.

                                                       Sincerely,

                                                       THOMAS W. GRANT
                                                       President

Pax World Fund, Incorporated
February _____, 1998

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                              PORTSMOUTH, NH 03801

                                 --------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 12, 1998

                                 --------------

           Notice is hereby given that a special meeting (the "Meeting") of the shareholders of Pax World Fund, Incorporated (the "Fund") will be held at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02210 on Thursday, March 12, 1998 at 10:00 AM for the following purposes:

           (A) To amend the By-Laws of the Fund and to approve of certain changes to the Fund's fundamental investment policies so as to permit the Fund to invest in the proposed Pax World Money Market Fund; and

           (B) To transact such other business as may properly come before such special meeting or any adjournment thereof.

           The close of business on February 5, 1998 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                              By Order of the Board of Directors


                                              LEE D. UNTERMAN
                                              Secretary

February _____, 1998
Portsmouth, NH


   IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN
        THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                              PORTSMOUTH, NH 03801

                                PROXY STATEMENT

           This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World Fund, Incorporated (the "Fund") of proxies to be used at the Special Meeting of Shareholders to be held at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA at 10:00 AM on Thursday, March 12, 1998, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

           Shareholders of record at the close of business on February 5, 1998, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were _______________ shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING.

           The persons named in the accompanying proxy, if properly executed and returned and unless revoked, will vote the same for Proposals A and B as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals A and B. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy.

           This Proxy Statement has been mailed, together with the Fund's Annual Report for the fiscal year which ended December 31, 1997, pursuant to instructions from the executive offices of the Fund located at Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. Shareholders that desire an additional copy of the Annual Report may obtain it without charge by writing or telephoning the Fund for such purpose.

           As of the record date, no Shareholder, to the knowledge of the Fund, owned of record or beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

       WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE,
   SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. SHOULD YOU ATTEND THE MEETING AND WISH TO CHANGE YOUR
                 VOTE, YOU MAY FILE A NEW PROXY AT THAT TIME.

               PROPOSAL A -- TO AMEND THE BY-LAWS OF THE FUND AND
                       TO APPROVE CERTAIN CHANGES TO THE
                  FUND'S FUNDAMENTAL INVESTMENT POLICIES SO AS
                  TO PERMIT THE FUND TO INVEST IN THE PROPOSED
                          PAX WORLD MONEY MARKET FUND

                                ---------------


PROPOSAL

           The Investment Company Act of 1940, as amended, requires a registered investment company, including the Fund, to have certain specific investment policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies.

           Paragraph 3 of Article XXVII of the Fund's By-laws, as well as the Fund's fundamental investment policies, currently prohibit the Fund, with certain exceptions, from purchasing the securities of any issuer for the Fund's portfolio unless immediately after such purchase not more than five percent (5%) of the value of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer (excluding from this limitation securities issued by the United States of America or any instrumentality thereof) and not more than 10 percent of the outstanding voting securities or more than 10 percent of the securities of any class of such issuer (as disclosed by the last financial statement of such issuer) would be held by the Fund of such issuer.

           In addition, Paragraph 4 of Article XXVII of the Fund's By-laws, as well as the Fund's fundamental investment policies, currently prohibit the Fund, with certain exceptions, from investing any of its assets in the securities of other investment trusts or companies.

           Currently, the Fund invests its cash assets in certificates of deposit issued by State Street Bank and Trust Company, the Fund's custodian. This proposal seeks shareholder approval of changes to the Fund's By-laws and these fundamental investment policies so as to permit the Fund to invest all or a portion of those cash assets in the Pax World Money Market Fund, a socially responsible money market fund which is currently under development by the Fund's investment adviser, Pax World Management Corp.

           In particular, this proposal would amend Paragraph 3 of Article XXVII of the Fund's By-laws to provide as follows:

                This corporation shall not purchase the securities of any issuer for the portfolio of this corporation, other than the Pax World Money

                Market Fund, unless immediately after such purchase not more than 5 percent of the value of the total assets of this corporation, taken at market value, would be invested in the securities of such issuer (excluding from this limitation securities issued by the United States of America or any instrumentality thereof) and not more than 10 percent of the outstanding voting securities or more than 10 percent of the securities of any class of such issuer (as disclosed by the last financial statement of such issuer) would be held by this corporation of such issuer.

and Number 1 of the fundamental investment policies of the Fund, as set forth in the Fund's Statement of Additional Information under the heading "Investment Objectives and Policies", to provide as follows:

                1. Purchase the securities of any one issuer (except government securities and securities issued by the Pax World Money Market Fund) if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceeds five percent of the market value of the Fund's total assets, or (b) the Fund owns more than ten percent of the outstanding voting securities or of any one class of securities of such issuer.

           In addition, this proposal would amend Paragraph 4 of Article XXVII of the Fund's By-laws to provide as follows:

                This corporation shall not invest any of its assets in the securities of other investment trusts or companies, other than the Pax World Money Market Fund. Nothing herein or in paragraph 3 above shall prevent any purchase for the purpose of effecting a merger, consolidation or acquisition of assets expressly approved by the stockholders after full disclosure of any commissions or profits (so far as known to this corporation) to any dealer.

and Number 2 of the fundamental investment policies of the Fund, as set forth in the Fund's Statement of Additional Information under the heading "Investment Objectives and Policies", to provide as follows:

                2.  Purchase securities of other registered
                    investment companies, other than the Pax World Money Market Fund.

           Finally, this proposal would amend Section (14) of Paragraph 6 of
Article XXVII of the Fund's By-laws to provide as follows:

                This corporation shall not directly or indirectly: ...
                (14) invest more than 5 percent of its total assets in securities of companies having a record of less than three years continuous operation, except for the Pax World Money Market Fund and those surviving a merger or consolidation.

and Number 14 of the fundamental investment policies of the Fund, as set forth in the Fund's Statement of Additional Information under the heading "Investment Objectives and Policies", to provide as follows:

                14. Invest more than five percent of its total
                    assets in securities of companies having a record of less than three years continuous operation, except for the Pax World Money Market Fund and those surviving a merger or consolidation.

REQUIRED VOTE; REASONS FOR THE DIRECTORS' APPROVAL

           The Board of Directors of the Fund, including the disinterested members thereof, considered the proposed changes to the Fund's By-Laws and fundamental investment policies so as to permit the Fund to invest in the Pax World Money Market Fund at a meeting held on December 11, 1997. The Board of Directors requested and received relevant information from the Adviser and counsel regarding such changes. Among other things, the Board of Directors considered (1) the higher yield that could be achieved by the Fund for its shareholders if the Fund were allowed to invest its cash in a money market fund instead of in certificates of deposit, and (2) that the Pax World Money Market Fund is proposed as a socially responsible fund that will have the same social screens applied to its investments are currently applied to the Fund. The Directors were further advised that it is currently envisioned that the Adviser would become the adviser to the Pax World Money Market Fund for the specific purpose of assuring that the social responsibility screens used by the Pax World Money Market Fund are the same, or substantially the same, as those used by the Fund. In addition, it is anticipated that there will be no additional compensation earned by or paid to the Adviser by virtue of the investment by the Fund of its assets in the Pax World Money Market Fund.

           After review of the information and representations provided them, the Directors determined that the proposed changes to the Fund's By-Laws and fundamental investment policies would be in the best interest of the Fund and its shareholders. The Board of Directors of the Fund believes that the proposed changes to the Fund's By-laws and fundamental investment policies will enhance the financial services provided by the Pax World Fund Family and provide to the Fund an alternative investment which adheres to the socially responsible philosophy of the Pax World Fund Family. Accordingly, the Directors present at the meeting of the Board of Directors held on December 11, 1997 voted unanimously to approve, subject to approval by a majority of the outstanding shares of the Fund, the proposed changes to the Fund's By-Laws and fundamental investment policies and recommends that the Shareholders similarly vote in favor.

RECOMMENDATION

           THE DIRECTORS OF THE FUND BELIEVE THAT THE PROPOSED CHANGES TO THE FUND'S BY-LAWS AND FUNDAMENTAL POLICIES IS IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, RECOMMEND THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE BY-LAWS OF THE FUND AND CERTAIN CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AS DISCUSSED ABOVE.

                                 OTHER BUSINESS

           The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                         EXPENSES OF PROXY SOLICITATION

           The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.

                             ADDITIONAL INFORMATION

           The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; and the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Act.

                          PAX WORLD FUND, INCORPORATED
                                 C/O PFPC, INC.
                                 P.O. BOX 9426
                              WILMINGTON, DE 19899

                                     PROXY
                      FOR SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 12, 1998

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF PAX WORLD FUND, INCORPORATED

           The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World Fund, Incorporated held on record by the undersigned on February 5, 1998, at the special meeting of shareholders to be held on Thursday, March 12, 1998 or at any adjournment or adjournments thereof.

PROPOSAL(S)

     A) To amend the By-Laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest in the proposed Pax World Money Market Fund.

                  [  ] FOR     [  ] AGAINST     [  ] ABSTAIN

     B) In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

                  [  ] FOR     [  ] AGAINST     [  ] ABSTAIN


                        Please sign on the reverse side


     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE,
         THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS A AND
             B, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

                   MARCH 12, 1998 SPECIAL SHAREHOLDER MEETING
                          PAX WORLD FUND, INCORPORATED

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        ----------------------------------------
                                               Signature(s) of Shareholder(s)


                                        ----------------------------------------
                                               Signature(s) of Shareholder(s)

Dated:
       --------------------



       PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                  USING THE ENCLOSED POSTAGE-PAID ENVELOPE.